ASSIGNMENT, ASSUMPTION AND AMENDMENT OF
                    CONSTRUCTION MANAGEMENT AGREEMENT

            THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT OF CONSTRUCTION MANAGEMENT AGREEMENT (this "Amendment") is made and entered into as of November 14, 1997 by and between LAS VEGAS SANDS, INC., a Nevada corporation ("Assignor"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Assignee") and LEHRER McGOVERN BOVIS, INC., a New York corporation ("Construction Manager").

                              W I T N E S S E T H:

            WHEREAS, Assignor and Construction Manager have entered into that certain Construction Management Agreement dated as of February 15, 1997 (the "Agreement"); and
            WHEREAS, Assignor desires to assign the Agreement (and certain guaranties thereof) to Assignee and Assignee desires to accept such assignment and assume all of Assignor's obligations under the Agreement; and
            WHEREAS, following such assignment and assumption, Assignee and Construction Manager desire to amend the Agreement on the terms hereinafter set forth and to have Construction Manager acknowledge and consent to the above-described assignment and assumption;



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            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:
            1. Defined Terms. All capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Agreement.
            2. Assignment. As a capital contribution to Assignee, Assignor hereby assigns, conveys, transfers and sets over to Assignee any and all of Assignor's right, title and interest in and to the Agreement and the Guaranties (collectively, the "Contracts").
            3. Assumption. Assignee does hereby accept the foregoing assignment and assume, covenant and agree to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor under the Contracts accruing prior to, on and after the date hereof.
            4. Consent. Assignor and Assignee hereby jointly and severally represent and warrant to Construction Manager, Bovis and P&O that Assignee is a Permitted Assignee. Relying on such representation, (a) Construction Manager acknowledges and consents to the above-described assignment of the Agreement and agrees that the provisions of Section 12.2(b) of the Agreement apply with respect to such assignment and (b) Bovis and P&O acknowledge and consent to the above-described assignment of the Bovis Guaranty and P&O Guaranty, respectively, and are executing this Amendment for the purpose of so acknowledging and consenting.
            5. Amendments to the Agreement. Assignee and Construction Manager hereby agree that the Agreement is amended as follows:


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            (a) Paragraph 1 of Section 2b (General Assumptions) of Exhibit B is
hereby deleted. As a result of such deletion, Construction Manager is entitled to, and is hereby granted, an increase in the Guaranteed Maximum Price of $390,000.

            (b) The "List of Documents" set forth as Section 3 of Exhibit B of the Agreement is hereby deleted and replaced in its entirety by Architect's "ASI's" 1-50 and all of Architect's "submittal packages" and revisions thereof to date, other than (i) submittal packages 7, 10A and 10B and (ii) the 7/21/97 revision of submittal package 7; (iii) the 6/16/97 revision of submittal package 10A; and (iv) the 7/28/97 revision of submittal package 10B; provided, however, that each of Construction Manager and Assignee reserves all of its rights under the Agreement to make a claim for, or assert, Scope Changes with respect to the foregoing change in the List of Documents.

            (c) Schedule F of the Agreement is amended and restated in its entirety by Schedule F attached hereto and made a part hereof.

            (d) All notices sent to Owner as provided for in Section 12.9 of the Agreement shall be sent to:

                  Venetian Casino Resort, LLC
                  3355 Las Vegas Boulevard South
                  Room 1C
                  Las Vegas, Nevada 89109
                  Attention: Sheldon Adelson
                  Facsimile number:  (702) 733-5620

                  with a copy to: David Friedman
                  Facsimile number:  (702) 733-5110

                  and with a copy to: Stuart Mason
                  Facsimile number:  (702) 369-8306



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            (e) The last sentence of Section 10.7(b) of the Agreement is hereby deleted and the following sentence is hereby added in lieu thereof: "As used herein, the "Independent Expert" shall mean Michael Shane."

            (f) The following is added at the end of subsection 3.3.13 of the
Agreement: "Notwithstanding anything to the contrary contained herein, (a) the General Warranty, and all other warranties, guaranties and indemnities of Construction Manager herein that survive Final Completion, shall, from and after Final Completion and to the extent they relate to the Energy Improvements and the Other Customers Facilities (as such terms are defined in that certain Energy Services Agreement dated as of May 1, 1997 by and between Owner and Atlantic-Pacific, Las Vegas, LLC (the "HVAC Provider")), be made to, and run in favor and for the benefit of, the HVAC Provider; (b) from and after Final Completion, the HVAC Provider, and not Owner, shall have the right to request that the guaranties and warranties described in the third-to-last sentence of this subsection 3.3.13 (the "Trade Warranties") be assigned to it, but only to the extent said guaranties and warranties relate to the Energy Improvements and the Other Customers Facilities, (c) all guaranties, warranties and indemnities (including the General Warranty) of Construction Manager hereunder are, to the extent they relate to the "mall" and "retail annex" portions of the Project, for the benefit of, and may be enforced by, Grand Canal Shops Mall Construction, LLC or Grand Canal Shops Mall, LLC (in either case, the "Mall Owner"); and (d) the Mall Owner, and not Owner, shall have the right to request that the Trade Warranties be assigned to it, but only to the extent they relate to the "mall" and "retail annex" portions of the Project. Construction Manager hereby acknowledges and confirms that the HVAC Provider and the Mall


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Owner are valid third-party beneficiaries of the previous sentence and of the proviso clauses of the first sentence of Section 7.5."

            (g) The following is added at the end of the first sentence of
Section 7.5 of the Agreement: ";provided, however, that title to all Energy Improvements and Other Customers Facilities shall be vested in the HVAC Provider; and provided further, however, that title to all improvements and equipment constituting part of the "mall" and "retail annex" portions of the Project shall be vested in the Mall Owner."

            (h) The following sentence is added at the end of Section 12.12 of the Agreement: "The foregoing is subject, however, to the last sentence of subsection 3.3.13".

            (i) The phrase "and each subcontractor of any tier" is added after the word "Contractor" in clause (b) of the fourth sentence of Section 9.2 of the Agreement.

            6. HVAC Provider and Mall Owner. Assignee and Construction Manager agree that (a) the rights granted to the HVAC Provider and the Mall Owner in Sections 3.3.13 and 7.5 of the Agreement, as modified hereby, (b) the contemplated lease of the central plant portion of the Project to the HVAC Provider, and (c) the contemplated lease of the "mall" and "retail annex" portions of the Project to Grand Canal Shops Mall Construction, LLC and the contemplated transfer of fee title of such portions to Mall Owner, shall not give Construction Manager the right to terminate the Agreement pursuant to clause (2) of Section 11.1 of the Agreement.

            7. Allocation Direction. Assignee and Construction Manager confirm that Construction Manger has received the Allocation Direction referred to in
Section 6.4 of the Agreement and that the so-called "Element Specific Anticipated Cost Reports" show the Allocation Schedule.


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            8. Certification to Lender. Construction Manager agrees that when
Substantial Completion has been achieved, it will, promptly upon Owner's request, certify to Lender (including any "take-out lender" whose financing is contingent on, among other things, such certification) that such is the case.

            9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada.

            10. Additional Documents. Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments, and do such other acts, as may be reasonably required to accomplish and carry forward the purposes and intent of this Amendment.

            11. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            12. Ratification of Agreement. The Agreement, as modified hereby, is ratified and confirmed in all respects by Assignee and Construction Manager.



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            IN WITNESS WHEREOF, this Amendment is executed by the parties as of the date first above written.

                                    ASSIGNOR:

                                    LAS VEGAS SANDS, INC.


                                    By: /s/ William P. Weidner
                                        ----------------------------------------
                                        Name:  William P. Weidner
                                        Title: President



                                    ASSIGNEE:

                                    VENETIAN CASINO RESORT, LLC

                                    By:   Las Vegas Sands, Inc.,
                                          as managing member

                                    By: /s/ William P. Weidner
                                        ----------------------------------------
                                        Name:  William P. Weidner
                                        Title: President



                                    CONSTRUCTION MANAGER:

                                    LEHRER McGOVERN BOVIS, INC.


                                    By: /s/ Mark Melor
                                        ----------------------------------------
                                        Name:  Mark Melor
                                        Title: Senior Vice President




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EXECUTED SOLELY FOR
THE PURPOSE DESCRIBED
IN SECTION 4:


BOVIS, INC.

By:   _____________________
   Name:
   Title:


THE PENINSULAR AND ORIENTAL STEAM
   NAVIGATION COMPANY

By:  /s/ D.E.A. Morris
     --------------------------------
     Name:  D.E.A. Morris
     Title: Director



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